EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOWN TO ALL PERSONS BY THESE PRESENTS, we, the undersigned officers and directors of Technology Research Corporation hereby severally constitute and appoint Scott Loucks acting as an attorney-in-fact with the full power of substitution, for him and in his name, place and stead in any and all capacities, to sign any and all amendments to this Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or either of their substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Act, this registration statement or amendment has been signed by the following persons in the capacities and on the dates indicated.

Signatures                              Title                  Date

/s/ Robert S. Wiggins
------------------------
Robert S. Wiggins         Chairman of the Board              03/30/05
                                                             --------

/s/ Jerry T. Kendall
------------------------
Jerry T. Kendall          Director and President and CEO     03/30/05
                                                             --------

/s/ Raymond B. Wood
------------------------  Director and Sr. VP of Government
Raymond B. Wood           Operations and Marketing           03/30/05
                                                             --------

/s/ Gerry Chastelet
------------------------
Gerry Chastelet           Director                           03/30/05
                                                             --------

/s/ Edmund F. Murphy Jr.
------------------------
Edmund F. Murphy Jr.      Director                           03/30/05
                                                             --------

/s/ Martin L. Poad
------------------------
Martin L. Poad            Director                           03/30/05
                                                             --------

/s/ David F. Walker
------------------------
David F. Walker           Director                           03/30/05
                                                             --------

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